SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 12, 1998




                              HRPT PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)




   Maryland                          1-9317                      04-6558834
 (State or other                  (Commission                  (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)



400 Centre Street, Newton, Massachusetts                            02458
(Address of principal executive offices)                          (Zip Code)



        Registrant's telephone number, including area code: 617-332-3990

         THIS CURRENT REPORT CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTITIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED OR PROJECTED. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE REGISTRANT UNDERTAKES NO OBLIGATION TO PUBLISH REVISED FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b) Unaudited Pro Forma Consolidated Financial Statements (set forth beginning on page F-1)

                              HRPT PROPERTIES TRUST

              Unaudited Pro Forma Consolidated Financial Statements

         The following unaudited pro forma consolidated balance sheet at September 30, 1998 is intended to present the consolidated financial position of the Company as if the transactions described in the notes hereto were consummated at September 30, 1998. The following unaudited pro forma consolidated statements of income are intended to present the consolidated results of operations of the Company as if the transactions were consummated as of January 1, 1997. These unaudited pro forma consolidated financial statements should be read in conjunction with, and are qualified in their entirety by reference to, the separate consolidated financial statements of the Company for the year ended December 31, 1997, incorporated herein by reference to the Company's Current Report on Form 8-K dated February 27, 1998 and the Company's unaudited consolidated financial statements for the quarter ended September 30, 1998, incorporated herein by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998. These unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual consolidated financial position or results of operations of the Company would have been as of the date or for the period indicated, nor do they represent the expected consolidated financial position or results of operations for any future period. Differences would result from, among other considerations, future changes in the Company's portfolio of investments, changes in interest rates, changes in the capital structure of the Company, changes in the occupancies of properties, changes in rent which the Company receives, delays in the acquisition of certain properties and changes in property level operating expenses.

 HRPT PROPERTIES TRUST
 Pro Forma Consolidated Balance Sheet
 September 30, 1998
 (dollars in thousands, except per share amounts)
 (unaudited)



                                                                            Recent          Proposed
                                                         Historical     Acquisitions (A)    Offering (B)     Pro Forma
                                                         ----------     ---------------     ------------     ---------
                              ASSETS
 Real estate properties, at cost:
     Land                                             $    347,408         $ 29,284        $       -       $    376,692
     Buildings and improvements                          2,439,848          101,455                -          2,541,303
                                                      ------------        ---------        ---------       ------------
                                                         2,787,256          130,739                -          2,917,995
     Less accumulated depreciation                        (153,137)               -                -           (153,137)
                                                      ------------        ---------        ---------       ------------
                                                         2,634,119          130,739                -          2,764,858
 Real estate mortgages and notes, net                       69,369                -                -             69,369
 Investment in Hospitality Properties Trust                111,345                -                -            111,345
 Cash and cash equivalents                                  46,942          (37,107)               -              9,835
 Interest and rents receivable                              29,557                -                -             29,557
 Other assets, net                                          34,764             (132)           2,500             37,132
                                                      ------------        ---------        ---------       ------------
                                                       $ 2,926,096         $ 93,500        $   2,500        $ 3,022,096
                                                      ============        =========        =========       ============

               LIABILITIES AND SHAREHOLDERS' EQUITY
 Bank notes payable                                       $ 95,000         $ 93,500        $ (72,500)       $   116,000
 Senior notes payable, net                                 659,402                -           75,000            734,402
 Mortgage notes payable                                     25,399                -                -             25,399
 Convertible subordinated debentures                       204,863                -                -            204,863
 Accounts payable and accrued expenses                      34,780                -                -             34,780
 Deferred rents                                             34,696                -                -             34,696
 Security deposits                                          18,143                -                -             18,143
 Due to affiliates                                          15,245                -                -             15,245

 Shareholders' equity:
     Preferred shares of beneficial interest,
       $.01 par value; 50,000,000 shares
       authorized; none issued                                   -                -                -                  -
     Common shares of beneficial interest,
       $.01 par value; 150,000,000 shares
       authorized and pro forma, 131,547,178
       shares issued and outstanding and pro forma           1,315                -                -              1,315
     Additional paid-in capital                          1,964,878                -                -          1,964,878
     Cumulative net income                                 525,602                -                -            525,602
     Dividends                                            (653,227)               -                -           (653,227)
                                                      ------------        ---------        ---------       ------------
       Total shareholders' equity                        1,838,568                -                -          1,838,568
                                                      ------------        ---------        ---------       ------------
                                                       $ 2,926,096         $ 93,500        $   2,500        $ 3,022,096
                                                      ============        =========        =========       ============
                                                                 -                -                -                  -




                            See accompanying notes.

HRPT PROPERTIES TRUST
Pro Forma Consolidated Statement of Income
For the Nine Months Ended September 30, 1998
(amounts in thousands, except per share data)
(unaudited)





                                                                 1998                                 1998
                                                             First Quarter       1600 Market     Second Quarter     1735 Market
                                            Historical      Acquisitions (C)      Street (D)     Acquisitions (C)     Street (E)
                                            ----------      ---------------      -----------     ----------------   -----------
Revenues:
      Rental income                          $ 239,045          $    2,455          $ 4,721         $   10,184         $ 12,472
      Interest and other income                 13,158                   -                -                  -                -
                                             ---------          ----------         --------         ----------         --------
           Total revenues                      252,203               2,455            4,721             10,184           12,472
                                             ---------          ----------         --------         ----------         --------

Expenses:
      Operating expenses                        51,535                 338            1,915              2,965            4,098
      Interest                                  45,788               1,028            1,869              3,962            6,641
      Depreciation and amortization             43,093                 479              650              1,619            2,784
      General and administrative                12,354                 104              145                361              525
                                             ---------          ----------         --------         ----------         --------
           Total expenses                      152,770               1,949            4,579              8,907           14,048
                                             ---------          ----------         --------         ----------         --------

Income (loss) before equity in earnings
  of Hospitality Properties Trust               99,433                 506              142              1,277           (1,576)
Equity in earnings of Hospitality
  Properties Trust                               5,541                   -                -                  -                -
Gain on equity transaction of
  Hospitality Properties Trust                   2,470                   -                -                  -                -
                                             ---------          ----------         --------         ----------         --------

Income (loss) before extraordinary item      $ 107,444             $   506          $   142           $  1,277         $ (1,576)
                                             =========          ==========         ========         ==========         ========
Weighted average shares outstanding            115,931
                                             =========
Basic and diluted earnings per
  common share:
Income before extraordinary item             $    0.93
                                             =========




                                                Third
                                               Quarter            Recent                         Proposed
                                            Acquisitions (C)    Acquisitions (C)  Other (F)    Offering (G)      Pro Forma
                                            ----------------    ----------------  --------     -----------       ---------
Revenues:
      Rental income                            $ 8,915           $ 12,077        $      -      $      -          $ 289,869
      Interest and other income                      -                  -               -             -             13,158
                                               -------           --------        --------      --------          ---------
           Total revenues                        8,915             12,077               -             -            303,027
                                               -------           --------        --------      --------          ---------

Expenses:
      Operating expenses                         1,726              3,623               -             -             66,200
      Interest                                   3,630              3,681         (12,295)        1,247             55,551
      Depreciation and amortization              1,666              1,903               -           125             52,319
      General and administrative                   370                491               -             -             14,350
                                               -------           --------        --------      --------          ---------
           Total expenses                        7,392              9,698         (12,295)        1,372            188,420
                                               -------           --------        --------      --------          ---------

Income (loss) before equity in earnings
  of Hospitality Properties Trust                1,523              2,379          12,295        (1,372)           114,607
Equity in earnings of Hospitality
  Properties Trust                                   -                  -               -             -              5,541
Gain on equity transaction of
  Hospitality Properties Trust                       -                  -               -             -              2,470
                                               -------           --------        --------      --------          ---------

Income (loss) before extraordinary item        $ 1,523           $  2,379        $ 12,295      $ (1,372)         $ 122,618
                                               =======           ========        ========      ========          =========

Weighted average shares outstanding                                                                                131,323
                                                                                                                 =========
Basic and diluted earnings per
  common share:
Income before extraordinary item               $  0.93                                                           $    0.93
                                               =======                                                           =========




                            See accompanying notes.

 HRPT PROPERTIES TRUST
 Pro Forma Consolidated Statement of  Income
 For the Year Ended December 31, 1997
 (amounts in thousands, except per share data)
 (unaudited)


                                                                                           Second Quarter      Third Quarter
                                               Historical       GPI (H)       CSMC (I)     Acquisitions (J)    Acquisitions (J)
                                               ----------       -------       --------     ----------------    ----------------
 Revenues:
       Rental income                            $ 188,000      $ 11,959       $ 6,831         $ 2,948             $ 3,179
       Interest and other income                   20,863          (366)            -               -                   -
                                                ---------      --------       -------         -------             -------
            Total revenues                        208,863        11,593         6,831           2,948               3,179
                                                ---------      --------       -------         -------             -------

 Expenses:
       Operating expenses                          26,765         2,053         1,910               -                 954
       Interest                                    36,766        (1,216)        3,232           1,087               1,463
       Depreciation and amortization               39,330         4,156         1,119             627                 501
       General and administrative                  11,670         2,105           249             139                 111
                                                ---------      --------       -------         -------             -------
            Total expenses                        114,531         7,098         6,510           1,853               3,029
                                                ---------      --------       -------         -------             -------

 Income (loss) before equity in
       earnings of Hospitality
       Properties Trust, gain on
       sale of properties and
       extraordinary item                          94,332         4,495           321           1,095                 150
 Equity in earnings of Hospitality
   Properties Trust                                 8,590             -             -               -                   -
 Gain on equity transaction of
   Hospitality Properties Trust                     9,282             -             -               -                   -
                                                ---------      --------       -------         -------             -------
 Income (loss) before gain on sale
       of properties
       and extraordinary item                     112,204         4,495           321           1,095                 150

 Gain on sale of properties, net                    2,898             -             -               -                   -
                                                ---------      --------       -------         -------             -------
 Income (loss) before extraordinary
   item                                         $ 115,102       $ 4,495         $ 321         $ 1,095               $ 150
                                                =========      ========       =======         =======             =======

 Weighted average shares outstanding               92,168
                                                =========
 Basic and diluted earnings per
   common share:
 Income before extraordinary item                  $ 1.25
                                                =========





                                            West 34th                            Bridgepoint     Fourth Quarter          1998
                                            Street (K)    Franklin Plaza (L)      Square (M)    Acquisitions (J)    Acquisitions (N)
                                            ----------    ------------------     -----------    ----------------    ----------------
 Revenues:
       Rental income                        $ 10,771            $ 9,614            $ 5,599         $ 8,461             $ 72,392
       Interest and other income                   -                  -                  -               -                    -
                                            --------            --------           -------         -------             --------
            Total revenues                    10,771              9,614              5,599           8,461               72,392
                                            --------            --------           -------         -------             --------

 Expenses:
       Operating expenses                      3,641              4,904              2,162           2,634               17,645
       Interest                                2,876              2,486              3,216           4,338               26,293
       Depreciation and amortization           1,869              1,334              1,175           1,269               12,410
       General and administrative                415                296                262             283                2,849
                                            --------            --------           -------         -------             --------
            Total expenses                     8,801              9,020              6,815           8,524               59,197
                                            --------            --------           -------         -------             --------

 Income (loss) before equity in
   earnings of Hospitality
   Properties Trust, gain on
   sale of properties and
   extraordinary item                          1,970                594             (1,216)            (63)              13,195
 Equity in earnings of Hospitality
   Properties Trust                                -                  -                  -               -                    -
 Gain on equity transaction of
   Hospitality Properties Trust                    -                  -                  -               -                    -
                                            --------            --------           -------         -------             --------
 Income (loss) before gain on sale
   of properties and extraordinary item        1,970                594             (1,216)            (63)              13,195

 Gain on sale of properties, net                   -                  -                  -               -                    -
                                            --------            --------           -------         -------             --------
 Income (loss) before extraordinary
   item                                      $ 1,970              $ 594           $ (1,216)        $   (63)            $ 13,195
                                            ========            ========           =======         =======             ========

 Weighted average shares outstanding

 Basic and diluted earnings per
   common share:
 Income before extraordinary item






                                               1600 Market    1735 Market                    Proposed
                                                Street (O)     Street (P)     Other (Q)     Offering (R)   Pro Forma
                                               -----------    -----------     ---------     ------------   ----------
 Revenues:
       Rental income                           $ 18,883         $ 29,836       $      -       $      -       $ 368,473
       Interest and other income                                       -              -              -          20,497
                                               --------         --------       --------       --------       ----------
            Total revenues                       18,883           29,836              -              -         388,970
                                               --------         --------       --------       --------       ----------

 Expenses:
       Operating expenses                         7,659           10,276              -              -          80,603
       Interest                                   7,475           15,665        (33,625)         1,662          71,718
       Depreciation and amortization              2,601            5,569              -            167          72,127
       General and administrative                   578            1,238              -              -          20,195
                                               --------         --------       --------       --------       ----------
            Total expenses                       18,313           32,748        (33,625)         1,829         244,643
                                               --------         --------       --------       --------       ----------

 Income (loss) before equity in
   earnings of Hospitality
   Properties Trust, gain on
   sale of properties and
   extraordinary item                               570           (2,912)        33,625         (1,829)        144,327
 Equity in earnings of Hospitality
   Properties Trust                                   -                -              -              -           8,590
 Gain on equity transaction of
   Hospitality Properties Trust                       -                -              -              -           9,282
                                               --------         --------       --------       --------       ----------
 Income (loss) before gain on sale
   of properties and extraordinary item             570           (2,912)        33,625         (1,829)        162,199

 Gain on sale of properties, net                      -                -              -              -           2,898
                                               --------         --------       --------       --------       ----------
 Income (loss) before extraordinary
   item                                        $    570         $ (2,912)      $ 33,625       $ (1,829)      $ 165,097
                                               ========         ========       ========       ========       ==========

 Weighted average shares outstanding                                                                           130,725
                                                                                                             ==========
 Basic and diluted earnings per
   common share:
 Income before extraordinary item                                                                               $ 1.26
                                                                                                             ==========






                             See accompanying notes

                              HRPT Properties Trust

         Notes To Unaudited Pro Forma Consolidated Financial Statements
                             (dollars in thousands)

Consolidated Balance Sheet Adjustments

A. Represents the Company's acquisitions in October 1998 of developable land and five commercial office properties located in Texas and a commercial office property located in Maryland (the "Recent Acquisitions"). These acquisitions were funded with available cash and by drawings under the Company's revolving line of credit.

B. Represents the proposed debt offering of $75,000 8.5% senior notes due 2013 (the "Proposed Offering"). Net proceeds from the Proposed Offering will be used to repay amounts outstanding under the Company's revolving line of credit.

Consolidated Statement of Income Adjustments for the Nine Months Ended September 30, 1998

C. Represents the increases in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from a) the Recent Acquisitions, b) the Company's acquisitions during January 1998, February 1998 and March 1998 of two medical office properties and three commercial office properties located in Pennsylvania, two commercial office properties and two medical office properties located in Texas, a medical office property located in Massachusetts, a commercial office property located in Maryland, three commercial office properties located in Minnesota and three medical office properties and a commercial office property located in Florida (collectively, "1998 First Quarter Acquisitions"), c) the Company's acquisitions during April 1998, May 1998 and June 1998 of three commercial office properties located in Massachusetts, one medical office property located in California, three commercial office properties located in New Jersey, one commercial office property located in Connecticut, one commercial office property located in Pennsylvania, one commercial office property located in Ohio, one commercial office property located in Washington, D.C., and one commercial office property located in New York (collectively, "1998 Second Quarter Acquisitions") and d) the Company's acquisitions during July 1998, August 1998, and September 1998 of a medical office property located in Texas, a commercial office property located in Delaware, a commercial office property located in New Jersey, a commercial office property located in Virginia, a commercial office property located in Tennessee and a commercial office property located in Pennsylvania (collectively, "1998 Third Quarter Acquisitions"), and the increase in interest expense from the use of the Company's revolving line of credit to fund these acquisitions.

D. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition on March 30, 1998 of a commercial office property located at 1600 Market Street in Philadelphia, Pennsylvania ("1600 Market Street") and the increase in interest expense from the use of the Company's revolving line of credit to fund this acquisition.

E. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition on May 22, 1998 of a mortgage secured by, and subsequent acquisition on June 30, 1998 of a controlling interest in, a commercial office property located in Philadelphia, Pennsylvania ("1735 Market Street"), as well as the increase in interest expense from the use of the Company's revolving line of credit to fund this acquisition.

F. Represents the net decrease in interest expense relating to the issuance of additional Remarketed Reset Notes and 6.7% Senior Notes due 2005 in February 1998 and the issuance of 6 7/8% Senior Notes due 2002 in August 1998 (collectively the "1998 Notes") and the issuance of 31,977,575 common shares in February 1998, March 1998 and June 1998. The proceeds of these offerings were used to repay amounts then outstanding on the Company's revolving credit facility.

G. Reflects the increase in interest and amortization expense as a result of the Proposed Offering and the application of the net proceeds to the Company's revolving line of credit.

                              HRPT PROPERTIES TRUST

         Notes To Unaudited Pro Forma Consolidated Financial Statements
                             (dollars in thousands)


Consolidated Statement of Income Adjustments for the Year Ended
December 31, 1997

H. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of the government office properties ("Government Office Properties") from Government Property Investors, Inc ("GPI"). Also reflects the decrease in interest expense arising from the Company's issuance of common shares in a March 1997 offering, the proceeds of which were used, in part, to repay amounts then outstanding under the Company's revolving line of credit, net of an increase in interest expense related to the Company's assumption of certain debt in connection with the acquisition of the Government Office Properties.

I. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of two medical office properties and two parking structures located in Los Angeles, California ("CSMC"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund this acquisition.

J. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of a) a 200 unit retirement housing property located in Spokane, Washington and 20 medical office clinics and ancillary structures located in Massachusetts during the second quarter ("Second Quarter Acquisitions"), b) three medical and two commercial office buildings located in Pennsylvania during the third quarter ("Third Quarter Acquisitions") and c) a medical office property located in Colorado, a medical office property located in Maryland, a medical office property located in Rhode Island, three medical office properties located in California, and a medical office property located in Washington, D.C. during the fourth quarter ("Fourth Quarter Acquisitions"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund these acquisitions.

K. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of West 34th Street in New York City ("West 34th Street"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

L. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of Franklin Plaza in Philadelphia, Pennsylvania ("Franklin Plaza"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

M. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of Bridgepoint Square, Austin, Texas ("Bridgepoint Square"). Bridgepoint Square consists of five properties, of which one property was under construction at September 30, 1997 and one property was completed in July 1997. Also represents the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

N. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's Recent Acquisitions, the 1998 First Quarter Acquisitions, the 1998 Second Quarter Acquisitions and the 1998 Third Quarter Acquisitions (collectively, "1998 Acquisitions"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund these acquisitions.

O. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of 1600 Market Street, as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

P. Represents the increase in rental income, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of 1735 Market Street, as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

                              HRPT PROPERTIES TRUST

         Notes To Unaudited Pro Forma Consolidated Financial Statements
                             (dollars in thousands)

Consolidated Statement of Income Adjustments for the Year Ended December 31, 1997 - continued

Q. Represents the net decrease in interest expense relating to the issuance of Remarketed Reset Notes in July 1997, the issuance of 6.75% Senior Notes due 2002 in December 1997, the issuance of the 1998 Notes, the prepayment of Floating Rate Senior Notes in July 1997, and the issuance of common shares in February 1998, March 1998 and June 1998.

R. Reflects the increase in interest and amortization expense as a result of the Company's Proposed Offering and the application of net proceeds to the Company's revolving line of credit.

S. The Company has proposed acquisitions, which include a commercial office property located in California and two commercial office properties located in Texas (the "Proposed Acquisitions"). Upon the consummation of the Proposed Acquisitions, adjusted pro forma total assets, total real estate investments, total borrowings and shareholders' equity at September 30, 1998 would be, $3,032,596, $2,938,585, $1,091,164 and $1,838,568, respectively. For the nine months ended September 30, 1998, adjusted pro forma total revenues, total expenses and net income before extraordinary item would be $305,585, $190,175 and $123,421, respectively. For the year ended December 31, 1997, adjusted pro forma total revenues, total expenses and net income before extraordinary item would be $400,600, $251,266 and $170,104, respectively. The Proposed Acquisitions are subject to various closing conditions customary in real estate transactions, including, but not limited to, due diligence and final documentation. No assurances can be given as to when or if these Proposed Acquisitions will be consummated.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       HRPT PROPERTIES TRUST



                       By:  /s/ Ajay Saini
                            -------------------------------------------------
                            Ajay Saini, Treasurer and Chief Financial Officer





Date:  November 12, 1998